UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 26, 2011

Date of Report (Date of earliest event reported)

 Commission File Number: 333-166629

Micro Imaging Technology, Inc.

(Exact name of registrant as specified in its charter)

 California, United States

(State or other jurisdiction of incorporation or organization)

33-0056212

(I.R.S. Employer ID Number)

970 Calle Amanecer, Suite F, San Clemente, California 92673

(Address of principal executive offices) (Zip code)

(949) 485-6001

(Issuer's telephone number)

N/A

(Former Name, Former Address and Former Fiscal Year if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement.

On January 26, 2011, Micro Imaging Technology, Inc., a California corporation (the “Company”), entered into a Securities Purchase Agreement (the “Agreement”) with Asher Enterprises, Inc., a Delaware corporation (“Asher”) headquartered in Great Neck, New York.  Pursuant to the Agreement, the Company agreed to sell and issue to Asher an 8% convertible promissory note in the aggregate principal amount of $32,500.00.  The note is convertible into shares of the Company’s common stock at a price calculable pursuant to Section 1.2 of the Convertible Promissory Note.

Copies of the Agreement and the Convertible Promissory Note are attached as exhibits hereto.

Item 9.01               Financial Statements and Exhibits.

Exhibit No.               Description

4.1                          Convertible Promissory Note issued to Asher Enterprises, Inc. in the amount of $32,500.00, dated January 26, 2011

10.22                      Securities Purchase Agreement between Micro Imaging Technology, Inc. and Asher Enterprises, Inc., dated January 26, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2011

MICRO IMAGING TECHNOLOGY, INC.

/s/ Michael W. Brennan

Michael W. Brennan

Chief Executive Officer